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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 30, 2000

                              Caminus Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             000-28085                             13-4081739
     (Commission File Number)          (I.R.S. Employer Identification No.)

                                747 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (212) 888-3600
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the financial statements of Nucleus Corporation and Nucleus Energy Consulting Corporation (together, "Nucleus") required by Item 7(a) and the pro forma information required by Item 7(b).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired

     The financial statements of Nucleus required by this item are included as
     Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K/A and incorporated herein by reference.

(b)  Pro Forma Financial Information

     The pro forma financial information required by this item is included as
     Exhibit 99.4 to this Amendment No. 1 to Current Report on Form 8-K/A and incorporated herein by reference.

(c)  Exhibits

     See the Exhibit Index attached hereto.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAMINUS CORPORATION

Date: November 13, 2000                 /s/ Mark A. Herman
                                        -----------------------------
                                        Mark A. Herman
                                        Chief Financial Officer

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                                 Exhibit Index

  2.1*+ Asset Purchase Agreement, dated as of August 30, 2000, by and among
        Caminus Corporation, Nucleus Corporation, Nucleus Energy Consulting Corporation, David C. Meyers and John H. Gerold.

 23.1   Consent of KPMG LLP.

 99.1+ Registration Rights Agreement, dated as of August 30, 2000, by and among Caminus Corporation, Nucleus Corporation and Nucleus Energy Consulting Corporation.

 99.2+ Escrow Agreement, dated as of August 30, 2000, by and among Caminus Corporation, Nucleus Corporation, Nucleus Energy Consulting Corporation, David C. Meyers, John H. Gerold and State Street Bank and Trust Company of California N.A.

 99.3 Financial Statements of Nucleus Corporation and Nucleus Energy Consulting Corporation.

 99.4 Caminus Corporation Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1999 and the Nine Months Ended September 30, 2000.


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*  Caminus Corporation hereby agrees to furnish supplementally a copy of any omitted schedules to the Asset Purchase Agreement to the Securities and Exchange Commission upon request.
+  Previously filed with the Form 8-K on September 13, 2000.


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